UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2020

Rexahn Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (240) 268-5300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	REXN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 8, 2020, Rexahn Pharmaceuticals, Inc., a Delaware corporation (the “Company”), mailed notices to the holders of its outstanding common stock purchase warrants, as required by the terms of such warrants, stating that the Company expects the closing of the previously announced merger (the “Merger”) of Razor Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of the Company, with Ocuphire Pharma, Inc., a Delaware corporation (“Ocuphire”), pursuant to the terms of that certain Agreement and Plan of Merger and Reorganization, dated June 17, 2020, by and among the Company, Merger Sub and Ocuphire (as amended, the “Merger Agreement”), to occur on or about November 5, 2020. The notice also stated that the Company expects the record date for the determination of stockholders entitled to receipt of the contingent value rights to be issued pursuant to that certain Contingent Value Rights Agreement to be entered into among the Company, Olde Monmouth Stock Transfer Co., Inc. and Shareholder Representative Services LLC (the “CVR Agreement”) to be on or about November 5, 2020.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) concerning the proposed Merger and other matters. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the Merger (the “Closing”) are not satisfied, including the failure to obtain stockholder approval for the proposed Merger in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Rexahn and Ocuphire to consummate the Merger; risks related to Rexahn’s ability to correctly estimate its expected net cash on the date that is ten (10) days prior to the anticipated Closing date (the “calculation date”) and estimate and manage its operating expenses and its expenses associated with the proposed Merger pending Closing; risks related to the calculation of the estimated warrant liability of Rexahn’s net cash amount being impacted by the trading price of a share of Rexahn common stock on The Nasdaq Stock Market LLC (“Nasdaq”) on the calculation date and its impact on Rexahn’s expected net cash on the calculation date; Rexahn’s ability to meet the minimum net cash requirement; risks related to Rexahn’s continued listing on the Nasdaq Capital Market until the Closing; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; legislative, regulatory, political and economic developments; and the effects of COVID-19 on the companies and their ability to consummate the Merger. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Rexahn’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”). Rexahn can give no assurance that the conditions to the Merger will be satisfied on or about November 5, 2020, or at all. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by applicable law, Rexahn undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

In connection with the proposed Merger, Rexahn filed relevant materials with the SEC, including a registration statement on Form S-4 (File No. 333-239702) that was filed on July 6, 2020, amended on August 27, 2020, September 16, 2020 and September 30, 2020, and declared effective by the SEC on October 2, 2020, that contains a proxy statement/prospectus/information statement. INVESTORS AND STOCKHOLDERS OF REXAHN ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT REXAHN, OCUPHIRE, THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain free copies of the proxy statement/prospectus/information statement and other documents filed by Rexahn with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders may obtain free copies of the proxy statement/prospectus/information statement and other documents filed by Rexahn with the SEC by contacting Rexahn by written request to: Rexahn Pharmaceuticals, Inc., 15245 Shady Grove Road, Suite 455, Rockville, Maryland, 20850, Attention: Corporate Secretary. Investors and stockholders are urged to read the proxy statement/prospectus/information statement and the other relevant materials before making any voting or investment decision with respect to the Merger.

No Offer or Solicitation

This communication shall not constitute an offer to sell, the solicitation of an offer to sell or any offer to buy or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

Rexahn and its directors and executive officers and Ocuphire and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Rexahn in connection with the Merger. Information regarding the special interests of these directors and executive officers in the Merger is included in the proxy statement/prospectus/information statement referred to above. Additional information about Rexahn’s directors and executive officers is included in Rexahn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 21, 2020, as amended on April 29, 2020, and in subsequent documents filed with the SEC, including the proxy statement/prospectus/information statement referred to above. Rexahn has also engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and informational support, in exchange for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $130,000 in total. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, is also included in the proxy statement/prospectus/information statement and other relevant materials to be filed with the SEC when they become available. These documents are available free of charge at the SEC website (www.sec.gov) and from the Corporate Secretary of Rexahn at the address above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.

Date: October 9, 2020	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President and Chief Executive Officer